Summary of Significant Accounting Policies	24 Months Ended
Oct. 31, 2012
Summary of Significant Accounting Policies

1. Summary of Significant Accounting Policies

Organization and Description of the Business

Navistar International Corporation (“NIC”), incorporated under the laws of the State of Delaware in 1993, is a holding company whose principal operating subsidiaries are Navistar, Inc. and Navistar Financial Corporation (“NFC”). References herein to the “Company,” “we,” “our,” or “us” refer collectively to NIC and its consolidated subsidiaries, including certain variable interest entities (“VIEs”) of which we are the primary beneficiary. We operate in four principal industry segments: Truck, Engine, Parts (collectively called “manufacturing operations”), and Financial Services, which consists of NFC and our foreign finance operations (collectively called “financial services operations”). These segments are discussed in Note 15, Segment Reporting.

Our fiscal year ends on October 31. All references to 2012, 2011, and 2010 relate to the fiscal year unless otherwise indicated.

Basis of Presentation and Consolidation

The accompanying audited consolidated financial statements include the assets, liabilities, and results of operations of our manufacturing operations, which include majority-owned dealers (“Dealcors”), and our financial services operations, including VIEs of which we are the primary beneficiary. The effects of transactions among consolidated entities have been eliminated to arrive at the consolidated amounts.

Variable Interest Entities

We have an interest in several VIEs, primarily joint ventures, established to manufacture or distribute products and enhance our operational capabilities. We have determined for certain of our VIEs that we are the primary beneficiary because we have the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and have the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Accordingly, we include in our consolidated financial statements the assets and liabilities and results of operations of those entities, even though we may not own a majority voting interest. The liabilities recognized as a result of consolidating these VIEs do not represent additional claims on our general assets; rather they represent claims against the specific assets of these VIEs. Assets of these entities are not available to satisfy claims against our general assets.

We are the primary beneficiary of our Blue Diamond Parts (“BDP”) and Blue Diamond Truck (“BDT”) joint ventures with Ford Motor Company (“Ford”). As a result, our Consolidated Balance Sheets include assets of $246 million and $306 million and liabilities of $109 million and $158 million as of October 31, 2012 and October 31, 2011, respectively, from BDP and BDT, including $26 million and $38 million of cash and cash equivalents, at the respective dates, which are not readily available to satisfy our other obligations. The creditors of BDP and BDT do not have recourse to our general credit. In December 2011, Ford notified the Company of its intention to dissolve the BDT joint venture effective December 2014. We do not expect the dissolution of the BDT joint venture to have a material impact on our consolidated financial statements.

Our Financial Services segment consolidates several VIEs. As a result, our Consolidated Balance Sheets include assets of $1.1 billion and $1.8 billion as of October 31, 2012 and October 31, 2011, respectively, and liabilities of $914 million and $1.5 billion as of October 31, 2012 and October 31, 2011, respectively, all of which are involved in securitizations that are treated as borrowings. In addition, our Consolidated Balance Sheets include assets of $359 million and $468 million and related liabilities of $157 million and $216 million as of October 31, 2012 and October 31, 2011, respectively, all of which are involved in transactions that do not qualify for sale accounting treatment and are therefore treated as borrowings. Investors that hold securitization debt have a priority claim on the cash flows generated by their respective securitized assets to the extent that the related trusts are entitled to make principal and interest payments. Investors in securitizations of these entities have no recourse to our general credit.

Prior to the adoption of new guidance on accounting for transfers of financial assets on November 1, 2010, our Financial Services segment did not consolidate the assets and liabilities of the conduit funding facility of Truck Retail Accounts Corporation (“TRAC”), our consolidated special purpose entity (“SPE”), as we were not the primary beneficiary of the conduit and transfers of finance receivables to the facility qualified for sale accounting treatment. TRAC retained residual economic interests in the future cash flows of the securitized assets that were owned by the conduit. We carried these retained interests as an asset, included in Finance receivables, net on our Consolidated Balance Sheets. Subsequent to the adoption of the new accounting guidance, previous transfers of finance receivables from our Financial Services segment to the TRAC conduit retained their sales accounting treatment while prospective transfers of finance receivables no longer receive sale accounting treatment.

We also have an interest in other VIEs, which we do not consolidate because we are not the primary beneficiary. Our financial support and maximum loss exposure relating to these non-consolidated VIEs are not material to our financial condition, results of operations, or cash flows.

We use the equity method to account for our investments in entities that we do not control under the voting interest or variable interest models, but where we have the ability to exercise significant influence over operating and financial policies. Equity in loss of non-consolidated affiliates includes our share of the net income (loss) of these entities.

Dealer operations

We acquire and dispose of dealerships from time to time to facilitate the transition of dealerships from one independent owner to another. These dealerships are included in our consolidated financial statements from their respective dates of acquisition in our Truck segment. We did not acquire any dealerships in 2012, 2011, or 2010.

We sold two, four, and three of our Dealcors during the years ended October 31, 2012, 2011, and 2010, respectively. The gains or losses associated with the sales of these Dealcors were not material.

2010 Out-Of-Period Adjustments

Included in the results of operations for the year ended October 31, 2010 are certain out-of-period adjustments. These adjustments represent corrections of prior-period errors primarily related to the following: (i) an understatement of our net obligation for pension benefits of $3 million in 2009 and $2 million in 2008 and (ii) an understatement of our deferred tax assets of $5 million related to an error in the application of accounting guidance for defined benefits related to our reserve for certain disability programs for our Canadian operation in 2008. Correcting these errors, which were not material to any of the related periods, resulted in a $10 million decrease to Net income for the year ended October 31, 2010.

Use of Estimates

The preparation of financial statements in conformity with United States Generally Accepted Accounting Principles (“U.S. GAAP”) requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses for the periods presented. Significant estimates and assumptions are used for, but are not limited to, pension and other postretirement benefits, allowance for doubtful accounts, income tax contingency accruals and valuation allowances, product warranty accruals, asbestos and other product liability accruals, asset impairment charges, and litigation-related accruals. Actual results could differ from our estimates.

Reversal of tax reserve for change in estimate

Under the Brazilian tax system, the state government levies a tax on the incremental value added to goods or service (commonly known as “value added tax” or “VAT”). The VAT is computed based on the value added to the taxed item which is then included in the price of products sold and purchased. We periodically review our VAT credit balances for recoverability based primarily on projected sales and purchases. In the past, we determined that a portion of our VAT credits were not recoverable and accordingly provided an allowance against the balance not expected to be recovered. In conjunction with the review that occurred during the second quarter of 2010, we reevaluated our VAT credit balance and reserve and concluded that based on actions taken to facilitate changes in sales mix between domestic and export and production locations, it was probable that previously reserved VAT credits will be utilized. As a result, we recognized a material pre-tax adjustment for this change in estimate in Other income, net of $42 million, or $0.58 per diluted share, in 2010.

Concentration Risks

Our financial condition, results of operations, and cash flows are subject to concentration risks related to concentrations of union employees and one customer. As of October 31, 2012, approximately 4,600, or 48%, of our hourly workers and approximately 400, or 5%, of our salaried workers are represented by labor unions and are covered by collective bargaining agreements. For a discussion of customer concentration, see Note 15, Segment Reporting. Additionally, our future operations may be affected by changes in governmental procurement policies, budget considerations, changing national defense requirements, and global, political, regulatory and economic developments in the U.S. and certain foreign countries (primarily Canada, Mexico, and Brazil).

Revenue Recognition

Our manufacturing operations recognize revenue when we meet four basic criteria: (i) persuasive evidence that a customer arrangement exists, (ii) the price is fixed or determinable, (iii) collectibility is reasonably assured, and (iv) delivery of product has occurred or services have been rendered. Sales are generally recognized when risk of ownership passes.

Sales to fleet customers and governmental entities are recognized in accordance with the terms of each contract. Revenue on certain customer requested bill and hold arrangements is not recognized until after the customer is notified that the product (i) has been completed according to customer specifications, (ii) has passed our quality control inspections, and (iii) is ready for delivery based upon the established delivery terms.

An allowance for sales returns is recorded as a reduction to revenue based upon estimates using historical information about returns. For the sale of service parts that include a core component, we record revenue on a gross basis including the fair market value of the core. A core component is the basic forging or casting, such as an engine block, that can be remanufactured by a certified remanufacturing supplier. When a dealer returns a core within the specified eligibility period, we provide a core return credit, which is applied to the customer’s account balance. At times, we may mark up the core charge beyond the amount we are charged by the supplier. This mark up is recorded as a liability, as it represents the amount that will be paid to the dealer upon return of the core component and is in excess of the fair value to be received from the supplier.

Concurrent with our recognition of revenue, we recognize price allowances and the cost of incentive programs in the normal course of business based on programs offered to dealers or fleet customers. Estimates are made for sales incentives on certain vehicles in dealer stock inventory when special programs that provide specific incentives to dealers are offered in order to facilitate sales to end customers.

Truck sales to the U.S. and foreign governments, of non-commercial products manufactured to government specifications, are recognized using the units-of-delivery measure under the percentage-of-completion accounting method as units are delivered and accepted by the government.

Certain terms or modifications to U.S. and foreign government contracts may be unpriced; that is, the work to be performed is defined, but the related contract price is to be negotiated at a later date. In situations where we can reliably estimate a profit margin in excess of costs incurred, revenue and gross margin are recorded for delivered contract items. Otherwise, revenue is recognized when the price has been agreed with the government and costs are deferred when it is probable that the costs will be recovered.

Shipping and handling amounts billed to our customers are included in Sales of manufactured products, net and the related shipping and handling costs incurred are included in Costs of products sold.

Financial services operations recognize revenue from retail notes, finance leases, wholesale notes, retail accounts, and wholesale accounts as Finance revenues over the term of the receivables utilizing the effective interest method. Certain direct origination costs and fees are deferred and recognized as adjustments to yield and are reported as part of interest income over the life of the receivable. Loans are considered to be impaired when we conclude it is probable the customer will not be able to make full payment after reviewing the customer’s financial performance, payment ability, capital-raising potential, management style, economic situation, and other factors. The accrual of interest on such loans is discontinued when the collection of the account becomes doubtful or loan is 90 days or more past due. Finance revenues on these loans are recognized only to the extent cash payments are received. We resume accruing interest on these accounts when payments are current according to the terms of the loans and future payments are reasonably assured.

Operating lease revenues are recognized on a straight-line basis over the life of the lease. Recognition of revenue is suspended when management determines the collection of future revenue is not probable. Recognition of revenue is resumed if collection again becomes probable.

Selected receivables are securitized and sold to public and private investors with limited recourse. Our financial services operations continue to service the sold receivables and receive fees for such services. Gains or losses on sales of receivables that qualified for sales accounting treatment were credited or charged to Finance revenues in the period in which the sale occurred. Discount accretion was recognized on an effective yield basis and is included in Finance revenues.

Cash and Cash Equivalents

All highly liquid financial instruments with maturities of 90 days or less from date of purchase, consisting primarily of U.S. Treasury bills, federal agency securities, and commercial paper, are classified as cash equivalents.

Restricted cash is related to our securitized facilities, senior and subordinated floating rate asset-backed notes, wholesale trust agreements, indentured trust agreements, letters of credit, Environmental Protection Agency requirements, and workers compensation requirements. The restricted cash and cash equivalents for our securitized facilities is restricted to pay interest expense, principal, or other amounts associated with our securitization agreements.

Marketable Securities

Marketable securities consist of available-for-sale securities and are measured and reported at fair value. The difference between amortized cost and fair value is recorded as a component of Accumulated other comprehensive loss (“AOCL”) in Stockholders’ Equity (Deficit), net of taxes. Most securities with remaining maturities of less than twelve months and other investments needed for current cash requirements are classified as current in our Consolidated Balance Sheets. Gains and losses on the sale of marketable securities are determined using the specific identification method and are recorded in Other (income) expenses, net.

We evaluate our investments in marketable securities at the end of each reporting period to determine if a decline in fair value is other than temporary. When a decline in fair value is determined to be other than temporary, an impairment charge is recorded and a new cost basis in the investment is established. Our marketable securities are classified as Level 1 in the fair value hierarchy.

Derivative Instruments

We utilize derivative instruments to manage certain exposure to changes in foreign currency exchange rates, interest rates, and commodity prices. The fair values of all derivative instruments are recognized as assets or liabilities at the balance sheet date. Changes in the fair value of these derivative instruments are recognized in our operating results or included in AOCL, depending on whether the derivative instrument is a fair value or cash flow hedge and whether it qualifies for hedge accounting treatment. The Company elected to apply the normal purchase and normal sale exclusion to certain commodity contracts that are entered into to be used in production within a reasonable time during the normal course of business. For the years ended October 31, 2012, 2011, and 2010, none of our derivatives qualified for hedge accounting and all changes in the fair value of our derivatives, except for those qualifying under the normal purchases and normal sales exception, were recognized in our operating results.

Gains and losses on derivative instruments are recognized in Costs of products sold, Interest expense, or Other (income) expenses, net depending on the underlying exposure. The exchange of cash associated with derivative transactions is classified in the Consolidated Statements of Cash Flows in the same category as the cash flows from the items subject to the economic hedging relationships.

Trade and Finance Receivables

Trade Receivables

Trade accounts receivable and trade notes receivable primarily arise from sales of goods to independently owned and operated dealers, original equipment manufacturers (“OEMs”), and commercial customers in the normal course of business.

Finance Receivables

Finance receivables consist of the following:

Retail notes—Retail notes primarily consist of fixed rate loans to commercial customers to facilitate their purchase of new and used trucks, trailers, and related equipment.

Finance leases—Finance leases consist of direct financing leases to commercial customers for acquisition of new and used trucks, trailers, and related equipment.

Wholesale notes—Wholesale notes primarily consist of variable rate loans to our dealers for the purchase of new and used trucks, trailers, and related equipment.

Retail accounts—Retail accounts consist of short-term accounts receivable that finance the sale of products to commercial customers.

Wholesale accounts—Wholesale accounts consist of short-term accounts receivable primarily related to the sales of items other than trucks, trailers, and related equipment (e.g. service parts) to dealers.

Finance receivables are classified as held-to-maturity and are recorded at gross value less unearned income and are reported net of allowances for doubtful accounts. Unearned revenue is amortized to revenue over the life of the receivable using the effective interest method. Our financial services operations purchase the majority of the wholesale notes receivable and some retail notes and accounts receivable arising from our manufacturing operations. The financial services operations retain as collateral a security interest in the equipment associated with retail notes, wholesale notes, and finance leases.

Sales of Finance Receivables

We sell finance receivables using a process commonly known as securitization, whereby asset-backed securities are sold via public offering or private placement. These transactions are accounted for either as a sale with gain or loss recorded at the date of sale and a retained interest recorded, or as secured borrowings. Effective November 1, 2010, none of our securitization and receivable sale arrangements qualify for sales accounting treatment. As a result, the transferred receivables and the associated secured borrowings are included in our Consolidated Balance Sheets and no gain or loss is recorded for these transactions.

Prior to an amendment to the Master Trust on July 31, 2010, our wholesale note securitization arrangements qualified for sale accounting treatment whereby the notes receivable were removed from our Consolidated Balance Sheets. Gains or losses from these sales were recognized in the period of sale based upon the relative fair value of the portion sold and the portions allocated to the retained interests, and are included in Finance revenues. Additionally, transfers of retail accounts made to a bank conduit funding facility prior to November 1, 2010, qualified for sale accounting treatment.

For those transfers that previously qualified for sales accounting treatment, we retained interests in the receivables sold (transferred). The retained interests in retail accounts included receivables used as over-collateralization (“excess sellers’ interests”) and cash reserves held for the benefit of the trust. Prior to July 31, 2010, the retained interest also included excess sellers’ interest, cash reserves and interest only strips relating to wholesale notes. We carried these retained interests as an asset, included in Finance receivables, net on our Consolidated Balance Sheets. Our exposure to credit losses on the transferred receivables was limited to our retained interests. Other than being required to repurchase receivables that fail to satisfy certain representations and warranties provided at the time of the securitization, we are under no obligation to repurchase any transferred receivable that becomes delinquent in payment or otherwise is in default. The holders of the asset-backed securities have no recourse to us or our other assets for credit losses on transferred receivables, and have no ability to require us to repurchase their securities. We do not guarantee any securities issued by trusts.

We determined the fair value of our retained interests by discounting the future expected cash flows. The future expected cash flows were primarily affected by expected payment speeds and default rates. We estimated the payment speeds for the receivables sold, the discount rate used to determine the present value of the excess sellers’ interests and cash reserves, and the anticipated net losses on the receivables in order to calculate the gain or loss on arrangements that previously qualified for sales treatment. Estimates were based on historical experience, anticipated future portfolio performance, market-based discount rates, and other factors and were calculated separately for each securitized transaction. In addition, we remeasured the fair values of the retained interests on a quarterly basis and recognized changes in Finance revenues as required.

We also act as servicer of transferred receivables in exchange for a fee. The servicing duties include collecting payments on receivables and preparing monthly investor reports on the performance of the receivables that are used by the trustee to distribute monthly interest and principal payments to investors. While servicing the receivables, we apply the same servicing policies and procedures that are applied to our owned receivables. The servicing income received by us is adequate to compensate us for our servicing responsibilities. Therefore, no servicing asset or liability is recorded.

Allowance for Doubtful Accounts

An allowance for doubtful accounts is established through a charge to Selling, general and administrative expenses. The allowance is an estimate of the amount required to absorb probable losses on trade and finance receivables that may become uncollectible. The receivables are charged off when amounts due are determined to be uncollectible.

We have two portfolio segments of finance receivables based on the type of financing inherent to each portfolio. The retail portfolio segment represents loans or leases to end-users for the purchase or lease of vehicles. The wholesale portfolio segment represents loans to dealers to finance their inventory. As the initial measurement attributes and the monitoring and assessment of credit risk or the performance of the receivables are consistent within each of our receivable portfolios, we determined that each portfolio consisted of one class of receivable.

Troubled loan accounts are specifically identified and segregated from the remaining owned loan portfolio. The expected loss on troubled accounts is fully reserved in a separate calculation as a specific reserve. A specific reserve is recorded if it is determined that the account is impaired, and if the value of the underlying collateral is less than the principal balance of the loan. We calculate a general reserve on the remaining loan portfolio by applying loss ratios which are determined using historical loss experience in conjunction with current portfolio quality trends. The historical loss experience and portfolio quality trends of the retail portfolio segment compared to the wholesale portfolio segment are inherently different. In addition, we analyze specific economic indicators such as tonnage, fuel prices, and gross domestic product for additional insight into the overall state of the economy and its potential impact on our portfolio.

To establish a specific reserve in the loss allowance for impaired accounts, we look at many of the same factors discussed above but also consider the financial strength of the customer or dealer and key management, the timeliness of payments, the number and location of satellite locations (especially for the dealer), the number of dealers of competitor manufacturers in the market area, the type of equipment normally financed, and the seasonality of the business.

Repossessions

Gains or losses arising from the sale of repossessed collateral supporting finance receivables and operating leases are recognized in Selling, general and administrative expenses. Repossessed assets are recorded within Inventories at the lower of historical cost or fair value, less estimated costs to sell.

Inventories

Inventories are valued at the lower of cost or market. Cost is principally determined using the first-in, first-out (“FIFO”) method.

Property and Equipment

We report land, buildings, leasehold improvements, machinery and equipment (including tooling and pattern equipment), furniture, fixtures, and equipment, and equipment leased to others at cost, net of depreciation. We initially record assets under capital lease obligations at the lower of their fair value or the present value of the aggregate future minimum lease payments. We depreciate our assets using the straight-line method over the shorter of the lease term or the estimated useful lives of the assets.

The ranges of estimated useful lives are as follows:

Years
Buildings	20 - 50
Leasehold improvements	3 - 20
Machinery and equipment	3 - 12
Furniture, fixtures, and equipment	3 - 15
Equipment leased to others	1 - 10

Long-lived assets are evaluated periodically to determine if adjustment to the depreciation and amortization period or to the unamortized balance is warranted. Such evaluation is based principally on the expected utilization of the long-lived assets.

We depreciate trucks, tractors, and trailers leased to customers under operating lease agreements on a straight-line basis to the equipment’s estimated residual value over the lease term. The residual values of the equipment represent estimates of the value of the assets at the end of the lease contracts and are initially recorded based on estimates of future market values. Realization of the residual values is dependent on our future ability to market the equipment. We review residual values periodically to determine that recorded amounts are appropriate and the equipment has not been impaired.

Maintenance and repairs of property and equipment are expensed as incurred. We capitalize replacements and improvements that increase the estimated useful life or productive capacity of an asset and we capitalize interest on major construction and development projects while in progress.

Gains or losses on disposition of property and equipment are recognized in Other (income) expenses, net.

We test for impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying value of an asset or asset group (hereinafter referred to as “asset group”) may not be recoverable by comparing the sum of the estimated undiscounted future cash flows expected to result from the operation of the asset group and its eventual disposition to the carrying value. If the sum of the undiscounted future cash flows is less than the carrying value, the fair value of the asset group is determined. The amount of impairment is calculated by subtracting the fair value of the asset group from the carrying value of the asset group.

Goodwill and Other Intangible Assets

We evaluate goodwill and other intangible assets not subject to amortization for impairment annually or more frequently whenever indicators of potential impairment exist. Goodwill is considered impaired when the fair value of a reporting unit is determined to be less than the carrying value including goodwill. The amount of impairment loss is determined based on a comparison of the implied fair value of the goodwill of the reporting unit to the actual carrying value. Intangible assets not subject to amortization are considered impaired when the fair value of the intangible asset is determined to be less than the carrying value.

Qualitative factors may be assessed to determine whether it is more likely than not that the fair value of the reporting unit is less than its carrying amount. If an election is made not to perform the qualitative assessment or the qualitative assessment indicates it is more likely than not that the fair value is less than the carrying amount, we use the present value of estimated future cash flows to establish the estimated fair value of our reporting units as of the testing date. This approach includes many assumptions related to future growth rates, discount rates, market comparables, control premiums and tax rates, among other considerations. Changes in economic and operating conditions impacting these assumptions could result in an impairment of goodwill in future periods. When available and as appropriate, we use comparative market multiples to corroborate the estimated fair value.

Intangible assets subject to amortization are also evaluated for impairment periodically or when indicators of impairment are determined to exist. We test for impairment of intangible assets, subject to amortization, by comparing the sum of the estimated undiscounted future cash flows expected to result from the operation of the asset group and its eventual disposition to the carrying value. If the sum of the undiscounted future cash flows is less than the carrying value, the fair value of the asset group is determined. The amount of impairment is calculated by subtracting the fair value of the asset group from the carrying value of the asset group. Intangible assets, subject to amortization, could become impaired in the future or require additional charges as a result of declines in profitability due to changes in volume, market pricing, cost, manner in which an asset is used, physical condition of an asset, laws and regulations, or the business environment. Significant adverse changes to our business environment or expected future cash flows could cause us to record additional impairment charges in future periods, which could be material. We amortize the cost of intangible assets over their respective estimated useful lives, generally on a straight-line basis.

The ranges for the amortization periods are generally as follows:

Years
Customer base and relationships	3 - 15
Trademarks	20
Supply agreements	3
Other	3 - 18

Investments in Non-consolidated Affiliates

Equity method investments are recorded at original cost and adjusted periodically to recognize (i) our proportionate share of the investees’ net income or losses after the date of investment, (ii) additional contributions made and dividends or distributions received, and (iii) impairment losses resulting from adjustments to fair value.

We assess the potential impairment of our equity method investments and determine fair value based on valuation methodologies, as appropriate, including the present value of estimated future cash flows, estimates of sales proceeds, and market multiples. If an investment is determined to be impaired and the decline in value is other than temporary, we record an appropriate write-down.

Accounts Payable

In 2012, the Company entered into a customer-managed services agreement with a third-party to provide participating suppliers the ability to finance payment obligations from the Company with designated third-party financial institutions. Participating suppliers may, at their sole discretion, make offers to finance one or more payment obligations of the Company, prior to their scheduled due dates, at a discounted price to participating financial institutions. Amounts under the agreement were not material at October 31, 2012.

Debt Issuance Costs

We amortize debt issuance costs and premiums over the remaining life of the related debt using the effective interest method. The related income or expense is included in Interest expense. We record discounts or premiums as a direct deduction from, or addition to, the face amount of the debt.

Pensions and Postretirement Benefits

We use actuarial methods and assumptions to account for our pension plans and other postretirement benefit plans. Pension and other postretirement benefits expense includes the actuarially computed cost of benefits earned during the current service period, the interest cost on accrued obligations, the expected return on plan assets, the straight-line amortization of net actuarial gains and losses and plan amendments, and adjustments due to settlements and curtailments.

Engineering and Product Development Costs

Engineering and product development costs arise from ongoing costs associated with improving existing products and manufacturing processes and for the introduction of new truck and engine components and products, and are expensed as incurred.

Advertising Costs

Advertising costs are expensed as incurred and are included in Selling, general and administrative expenses. These costs totaled $78 million, $71 million, and $63 million for the years ended October 31, 2012, 2011, and 2010, respectively.

Contingency Accruals

We accrue for loss contingencies associated with outstanding litigation for which we have determined it is probable that a loss has occurred and the amount of loss can be reasonably estimated. Our asbestos, product liability, environmental, and workers compensation accruals also include estimated future legal fees associated with the loss contingencies, as we believe we can reasonably estimate those costs. In all other instances, legal fees are expensed as incurred. These expenses may be recorded in Costs of products sold, Selling, general and administrative expenses, or Other (income) expenses, net. These estimates are based on our expectations of the scope, length to complete, and complexity of the claims. In the future, additional adjustments may be recorded as the scope, length, or complexity of outstanding litigation changes.

Warranty

We generally offer one to five-year warranty coverage for our truck and engine products, as well as our service parts. Terms and conditions vary by product, customer, and country. We accrue warranty related costs under standard warranty terms and for certain claims outside the contractual obligation period that we choose to pay as accommodations to our customers.

Our warranty estimates are established using historical information about the nature, frequency, timing, and average cost of warranty claims. Warranty claims are influenced by numerous factors, including new product introductions, technological developments, the competitive environment, the design and manufacturing process, and the complexity and related costs of component parts. We estimate our warranty accrual for our engines and trucks based on engine types and model years. Our warranty accruals take into account the projected ultimate cost-per-unit (“CPU”) utilizing historical claims information. The CPU represents the total cash projected to be spent for warranty claims for a particular model year during the warranty period, divided by the number of units sold. The projection of the ultimate CPU is affected by component failure rates, repair costs, and the timing of failures in the product life cycle. Warranty claims inherently have a high amount of variability in timing and severity and can be influenced by external factors. Our warranty estimation process takes into consideration numerous variables that contribute to the precision of the estimate, but also add to the complexity of the model. Including numerous variables also reduces the sensitivity of the model to any one variable. We perform periodic reviews of warranty spend data to allow for timely consideration of the effects on warranty accruals. We also utilize actuarial analysis in order to determine whether our accrual estimate falls within a reasonable range.

Recent emissions standards have resulted in rapid product development cycles that have included significant changes from previous engine models. Component complexity and other related costs associated with meeting emissions standards have contributed to higher repair costs that exceeded those that we have historically experienced. Initial warranty estimates for new model year products are based on the previous model year product’s warranty experience until the new product progresses sufficiently through its life cycle and related claims data becomes mature. Historically, warranty claims experience for launch-year products has been higher compared to the prior model-year engines; however, over time we have been able to refine both the design and manufacturing process to reduce both the volume and the severity of warranty claims. New product launches require a greater use of judgment in developing estimates until historical experience becomes available. For initial warranty estimates related to new launch year products, we consider historic experience from previous launches and may include a factor in our estimation process to account for the anticipated benefits of improvements in the design and manufacturing processes.

We record adjustments to pre-existing warranties for changes in our estimate of warranty costs for products sold in prior fiscal years. Such adjustments typically occur when claims experience deviates from historic and expected trends. Throughout 2012, engine warranty claims experience was significantly worse than historic experience and expectations. As a result of the increase in warranty spend during 2012 and evaluation of warranty data subsequent to year end, we recognized charges for adjustments to pre-existing warranties that were significantly greater than historic experience. Future events and circumstances could materially change these estimates and require additional adjustments to our liability.

When we identify cost effective opportunities to address issues in products sold or corrective actions for safety issues, we initiate product recalls or field campaigns. As a result of the uncertainty surrounding the nature and frequency of product recalls and field campaigns, the liability for such actions are generally recorded when we commit to a product recall or field campaign. Included in 2012 warranty expense, was $130 million of charges related to field campaigns we initiated to address issues in products sold, as compared to $23 million in the prior year. The charges were primarily recognized as adjustments to pre-existing warranties. As we continue to identify opportunities to improve the design and manufacturing of our engines we may incur additional charges for product recalls and field campaigns to address identified issues.

Optional extended warranty contracts can be purchased for periods ranging from one to ten years. Warranty revenues related to extended warranty contracts are amortized to income, over the life of the contract using the straight-line method. Costs under extended warranty contracts are expensed as incurred. We recognize losses on extended warranty contracts when the expected costs under the contracts exceed related unearned revenue.

When collection is reasonably assured, we also estimate the amount of warranty claim recoveries to be received from our suppliers and record them in Other current assets and Other noncurrent assets. Recoveries related to specific product recalls, in which a supplier confirms its liability under the recall, are recorded in Trade and other receivables, net. Warranty costs are included in Costs of products sold.

Although we believe that the estimates and judgments discussed herein are reasonable, actual results could differ and we may be exposed to increases or decreases in our warranty accrual that could be material.

Product Warranty Liability

Accrued product warranty and deferred warranty revenue activity is as follows:

	Year Ended October 31,
(in millions)	2012	2011	2010
Balance at November 1	$598	$506	$492
Costs accrued and revenues deferred(A)	571	407	269
Acquisitions	—	5	—
Adjustments to pre-existing warranties(B)	404	79	51
Payments and revenues recognized	(455)	(399)	(306)

Balance at October 31	1,118	598	506
Less: Current portion	551	263	252

Noncurrent accrued product warranty and deferred warranty revenue	$567	$335	$254

(A)	The warranty estimation for engines sold in 2012 includes a factor for improvements to the design and manufacturing process that was based on historical experience. In the fourth quarter of 2012 we identified a deviation from historic experience and we recorded an adjustment for a change in estimate to increase in the costs accrued for warranty of $28 million, or $0.41 per diluted share for products sold in the first three quarters of 2012.
(B)	In the first quarter of 2012, we recorded significant adjustments for changes in estimates of $123 million, or $1.76 per diluted share. In the second quarter of 2012, we recorded significant adjustments for changes in estimates of $104 million, or $1.51 per diluted share. In the fourth quarter of 2012, we recorded significant adjustments for changes in estimates of $149 million, or $2.16 per diluted share. In the third quarter of 2011, we recorded significant adjustments for changes in estimates of $30 million, or $0.39 per diluted share. In the second quarter of 2011, we recorded significant adjustments for changes in estimates of $27 million, or $0.34 per diluted share. In the third quarter of 2010, we recorded significant adjustments for changes in estimates of $25 million, or $0.34 diluted share.

The amount of deferred revenue related to extended warranty programs was $364 million, $257 million, and $167 million at October 31, 2012, 2011, and 2010, respectively. Revenue recognized under our extended warranty programs was $63 million, $53 million, and $46 million in the years ended October 31, 2012, 2011, and 2010, respectively. Included in 2012 warranty expense, we recognized net charges of $66 million for losses on extended warranty contracts for our 2010 emissions standard MaxxForce Big-Bore engines. The net charges included $19 million related to contracts sold in the current year and $47 million recognized as adjustments to pre-existing warranties. Future warranty experience, pricing of extended warranty contracts, and external market factors, may cause us to recognize additional charges as losses on extended service contracts in future periods.

Stock-based Compensation

We have various plans that provide for the granting of stock-based compensation to certain employees, directors, and consultants, which are described more fully in Note 18, Stock-Based Compensation Plans. Shares are issued upon option exercise from Common stock held in treasury.

For transactions in which we obtain employee services in exchange for an award of equity instruments, we measure the cost of the services based on the grant date fair value of the award. We recognize the cost over the period during which an employee is required to provide services in exchange for the award, known as the requisite service period (usually the vesting period). Costs related to plans with graded vesting are generally recognized using a straight-line method. Cash flows resulting from tax benefits for deductions in excess of compensation cost recognized are included in financing cash flows.

Foreign Currency Translation

We translate the financial statements of foreign subsidiaries whose local currency is their functional currency to U.S. dollars using period-end exchange rates for assets and liabilities and weighted average exchange rates for each period for revenues and expenses. Differences arising from exchange rate changes are included in the Foreign currency translation adjustments component of AOCL.

For foreign subsidiaries whose functional currency is the U.S. dollar, we remeasure non-monetary balance sheet accounts and the related income statement accounts at historical exchange rates. Gains and losses arising from fluctuations in currency exchange rates on transactions denominated in currencies other than the functional currency are recognized in earnings as incurred. We recognized net foreign currency transaction gains (losses) of $(25) million, $4 million, and $7 million in 2012, 2011, and 2010, respectively, which were recorded in Other expense (income), net.

Income Taxes

We file a consolidated U.S. federal income tax return for NIC and its eligible domestic subsidiaries. Our non-U.S. subsidiaries file income tax returns in their respective local jurisdictions. We account for income taxes under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax benefit carry forwards. Deferred tax assets and liabilities at the end of each period are determined using enacted tax rates. A valuation allowance is established or maintained when, based on currently available information, it is more likely than not that all or a portion of a deferred tax asset will not be realized.

We recognize the tax benefit from an uncertain tax position claimed or expected to be claimed on a tax return only if it is more likely than not that the tax position will be sustained on examination by taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position are measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement.

Earnings Per Share

The calculation of basic earnings per share is based on the weighted average number of our shares of common stock outstanding during the applicable period. The calculation for diluted earnings per share recognizes the effect of all potential dilutive shares of common stock that were outstanding during the respective periods, unless their impact would be anti-dilutive.

Diluted earnings per share recognizes the dilution that would occur if securities or other contracts to issue common stock were exercised or converted into shares using the treasury stock method.

Recently Adopted Accounting Standards

As of November 1, 2011, we adopted new guidance on the testing of goodwill impairment that allows the option to assess qualitative factors to determine whether performing the two step goodwill impairment assessment is necessary. Under the option, the calculation of a reporting unit’s fair value is not required to be performed unless as a result of the qualitative assessment, it is more likely than not that the fair value of the reporting unit is less than the unit’s carrying amount. The adoption of this guidance impacts testing steps only, and therefore adoption did not have an impact on our consolidated financial statements.

As of November 1, 2011, we adopted new guidance on the presentation of comprehensive income. Specifically, the new guidance allows an entity to present components of net income and other comprehensive income in one continuous statement, referred to as the statement of comprehensive income, or in two separate but consecutive statements. The new guidance eliminates the current option to report other comprehensive income and its components in the statement of changes in equity. While the new guidance changes the presentation of comprehensive income, there are no changes to the components that are recognized in net income or other comprehensive income under current accounting guidance. We elected to adopt the two separate but consecutive statement presentation, and the adoption of this guidance did not have a material impact on our consolidated financial statements.

As of November 1, 2011, we adopted new guidance regarding disclosures about fair value measurements. The guidance requires new disclosures related to activity in Level 3 fair value measurements. This guidance requires purchases, sales, issuances, and settlements to be presented separately in the rollforward of activity in Level 3 fair value measurements. Adoption of this guidance did not have a material impact on our consolidated financial statements. We have complied with the disclosure requirements of the new guidance within Note 12, Fair Value Measurements.

On February 1, 2012, we adopted new guidance regarding accounting and disclosures related to fair value measurements. The guidance limits the highest-and-best-use measure to non-financial assets, permits certain financial assets and liabilities with offsetting positions in market or counter-party credit risks to be measured on a net basis, and provides guidance on the applicability of premiums and discounts. Additionally, the guidance expands the disclosure requirements for hierarchy classification to items not presented at fair value on the balance sheet and disclosures on Level 3 inputs by requiring quantitative disclosure of the unobservable inputs and assumptions, as well as a description of the valuation processes and the sensitivity of the fair value to changes in unobservable inputs. Adoption of this new guidance did not have a material impact on our consolidated financial statements. We have complied with the disclosure requirements of the new guidance within Note 12, Fair Value Measurements.

Recently Issued Accounting Standards

There are no recently issued accounting standards for which the Company expects a material impact on our financial statements.